SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                        ________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19,
2004


                         GOLD KIST INC.
       (Exact Name of Registrant as Specified in Charter)



     Georgia                   2-59958           58-0255560
(State or Other            (Commission         (IRS Employer
 Jurisdiction of            File Number)       Identification
 Incorporation)                                   No.)


244 Perimeter Center Parkway, N.E., Atlanta, Georgia  30346
(Addresses of Principal Executive Offices, including Zip Code)

                         (770) 393-5000
      (Registrant's Telephone Number, including Area Code)


Item 5.     Other Events.

     On February 19, 2004, Gold Kist Inc. issued a press release announcing that it is seeking to raise $200 million through a private placement of senior notes. A copy of such press release is included as an exhibit to this report and incorporated by reference into this Item 5. The offering is expected to close in March 2004, subject to market conditions.


Item   7.       Financial   Statements,   Pro   Forma   Financial
Information, and Exhibits.

Exhibit No.         Description

99                  Press Release, dated February 19, 2004.


                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GOLD KIST INC.


                              /s/ Stephen O. West
                              Stephen O. West
                              Chief Financial Officer and
                              Treasurer

Date:  February 19, 2004


15939


                        INDEX TO EXHIBITS


Exhibit No.         Description

99                  Press Release, dated February 19, 2004.